Exhibit 99.1

Third Quarter Financial Results November 1, 2023 NYSE: CF

Safe harbor statement All statements in this presentation by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other th an those relating to historical facts, are forward - looking statements. Forward - looking statements can generally be identified by their use of terms such as “anticipate,” “ believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including reference s t o assumptions. Forward - looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the financing, synergies and other benefits, and other aspects of the proposed transactions with Incitec Pivot Limited (“I PL”), strategic plans and management’s expectations with respect to the production of green and blue (low - carbon) ammonia, the development of carbon captu re and sequestration projects, the transition to and growth of a hydrogen economy, greenhouse gas reduction targets, projected capital expenditure s, statements about future financial and operating results, and other items described in this presentation. Important factors that could cause actual results to d iff er materially from those in the forward - looking statements include, among others, the risk that regulatory approvals required for the proposed transactions with IPL are not obtained or that required approvals delay the transactions or cause the parties to abandon the transactions; the risk that other conditions to the clos ing of the proposed transactions with IPL are not satisfied; risks and uncertainties arising from the length of time necessary to consummate the proposed transacti ons with IPL and the possibility that the proposed transactions with IPL may be delayed or may not occur; the risk of obstacles to realization of the benefits of t he proposed transactions with IPL; the risk that the synergies from the proposed transactions with IPL may not be fully realized or may take longer to realize than exp ected; the risk that the pendency or completion of the proposed transactions with IPL, including integration of the Waggaman ammonia production complex into the C omp any’s operations, disrupt current operations or harm relationships with customers, employees and suppliers; the risk that integration of the Waggaman a mmo nia production complex with the Company’s current operations will be more costly or difficult than expected or may otherwise be unsuccessful; diversion o f m anagement time and attention to issues relating to the proposed transactions with IPL; unanticipated costs or liabilities associated with the IPL transaction s; the cyclical nature of the Company’s business and the impact of global supply and demand on the Company’s selling prices; the global commodity nature of the Compa ny’ s nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; condit ion s in the United States, Europe and other agricultural areas, including the influence of governmental policies and technological developments on the demand our f ert ilizer products; the volatility of natural gas prices in North America and the United Kingdom; weather conditions and the impact of adverse weather events; the sea sonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; difficulties in securing the supp ly and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation se rvi ces and equipment; the Company’s reliance on a limited number of key facilities; risks associated with cybersecurity; acts of terrorism and regulations to com bat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company’s products against wh ich the Company may not be fully insured; the Company’s ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company’s ab ility to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company’ s c redit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Com pany’s risk management and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations a nd permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and blu e ( low - carbon) ammonia and the risks and uncertainties relating to the development and implementation of the Company’s green and blue ammonia projects; risk s a ssociated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; an d r isks associated with the operation or management of the strategic venture with CHS (the “CHS Strategic Venture”), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS over the life of the supply agreement, and the risk that any c hal lenges related to the CHS Strategic Venture will harm the Company’s other business relationships. More detailed information about factors that may affect the Com pan y’s performance and could cause actual results to differ materially from those in any forward - looking statements may be found in CF Industries Holdings, I nc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10 - K and Form 10 - Q, which are available in the Investor Relations section of the Company’s web site. It is not possible to predict or identify all risks and uncertainties t hat might affect the accuracy of our forward - looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. T her e is no guarantee that any of the events, plans or goals anticipated by these forward - looking statements will occur, and if any of the events do occur, there is n o guarantee what effect they will have on our business, results of operations, cash flows, financial condition and future prospects. Forward - looking statements ar e given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note regarding non - GAAP financial measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Managemen t believes that EBITDA, adjusted EBITDA, free cash flow, free cash flow to adjusted EBITDA conversion and free cash flow yield, which are non - GAAP financial measures, provide additional meaningful information regarding the Company's performance and financial strength. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA , adjusted EBITDA, free cash flow, free cash flow to adjusted EBITDA conversion and free cash flow yield included in this prese nta tion may not be comparable to similarly titled measures of other companies. Reconciliations of EBITDA, adjusted EBITDA, free cash flow, and free cash flow yield to the most directly comparable GAAP measures are provided in the tables accompanying this presentation. EBITDA is defined as net earnings attributable to common stockholders plus interest expense - net, income taxes, and depreciatio n and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interest. The Company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, inve sto rs and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items as summarized in the tables accompanying this presentation. The Company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year - over - year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flow s, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow to adjusted EBITDA conversion i s defined as free cash flow divided by adjusted EBITDA. Free cash flow yield is defined as free cash flow divided by market val ue of equity (market cap). For full year 2022 and Q3 2023 LTM, the Company has also presented cash provided by operating activities , free cash flow, free cash flow to adjusted EBITDA conversion and free cash flow yield, in each case excluding certain tax and interest payments made to Canadian tax authorities in relation to an arbitration decision covering tax years 2006 through 201 1 a nd to our transfer pricing positions between Canada and the United States for open years 2012 and after. The Company has presented these financial measures, as well as the financial measures free cash flow, free cash flow to adjusted EBITDA conversion and fre e cash flow yield, because management uses these measures and believes they are useful to investors, as an indication of the strength of the Company and its ability to generate cash and to evaluate the Company’s cash generation ability relative to it s i ndustry competitors. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures.

4 Strong North American demand and favorable energy spreads underpin solid results (1) Last twelve months of share repurchases and dividends through September 30, 2023 (2) See appendix for reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures (3) Includes the impact of $344M of tax and interest payments related to a dispute between Canadian and U.S. tax authorities dati ng back to the early 2000s; the Company has filed amended tax returns in the U.S. seeking refunds of related taxes paid (4) Represents cash provided by operating activities (cash from operations) less capital expenditures less distributions to nonco ntr olling interest; see appendix for reconciliation of free cash flow EBITDA (2) Net earnings Net earnings per diluted share Adjusted EBITDA (2) $2.17 B 9M 2023 $4.58 B 9M 2022 $6.42 9M 2023 $12.04 9M 2022 LTM Cash from operations (3) LTM Free cash flow (3,4) Low nitrogen channel inventories drive strong North American demand Returned ~$900 million to shareholders over LTM (1) Waggaman acquisition expected to close December 1, 2023 Advanced our clean energy initiatives - Continued discussions with JERA Co., Inc., POSCO, and LOTTE CHEMICAL Corp. for long - term clean ammonia offtake - Progressed blue and green ammonia projects • FEED study with Mitsui completion expected late 2023 • Donaldsonville green ammonia project: electrolyzer installation progressing $2.86 B Q3 2023 $2.15 B 9M 2023 $4.30 B 9M 2022 $1.25 B 9M 2023 $2.49 B 9M 2022 $1.96 B Q3 2023

5 Financial results – third quarter and first nine months 2023 In millions, except percentages, per MMBtu and EPS Q3 2023 Q3 2022 9M 2023 9M 2022 Net sales $ 1,273 $ 2,321 $ 5,060 $ 8,578 Gross margin 377 916 2,044 4,605 - As a percentage of net sales 29.6% 39.5% 40.4% 53.7 % Net earnings attributable to common stockholders $ 164 $ 438 $ 1,251 $ 2,486 Net earnings per diluted share 0.85 2.18 6.42 12.04 EBITDA (1) 372 826 2,151 4,296 Adjusted EBITDA (1) 445 983 2,168 4,584 Diluted weighted - average common shares outstanding 192.9 200.9 194.9 206.5 Natural gas costs in cost of sales (per MMBtu) (2) $ 2.53 $ 8.50 $ 3.43 $ 7.36 Realized derivatives loss (gain) in cost of sales (per MMBtu) (3) Cost of natural gas used for production in cost of sales (per MMBtu) 0.01 (0.15) 0.47 (0.08) $ 2.54 $ 8.35 $ 3.90 $ 7.28 Average daily market price of natural gas Henry Hub - Louisiana (per MMBtu) 2.58 7.96 2.46 6.66 Depreciation and amortization 213 221 640 652 Capital expenditures 147 190 311 319 (1) See appendix for reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures (2) Includes the cost of natural gas used for production and related transportation that is included in cost of sales during the period under the first - in, first - out inventory method (3) Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark - to - market gains and losses on natural gas derivatives

6 Strong free cash flow metrics show undervalued equity Attractive free cash flow yield and free cash flow to adjusted EBITDA conversion rate suggest undervalued equity, supporting robust share repurchase program 9.7% 8.9% 9.0% 14.7% 16.7% 11.9% 2018 2019 2020 2021 2022 Q3 2023 LTM 2018 - Q3 2023 LTM average yield Canada/US tax matter (3) Free Cash Flow Yield (1) FCF/Adj EBITDA conversion (2) % 67% 57% 55% 79% 47% 57% 56% 66% (3) 19.6% (3) (1) Represents annual and Q3 2023 LTM free cash flow divided by market value of equity (market cap) as of December 31 st of each year for 2018 – 2022 and as of September 30 th , 2023 for Q3 2023 LTM; see appendix for reconciliation of free cash flow to the most directly comparable GAAP measure and calculati on of market cap (2) Represents annual and Q3 2023 LTM free cash flow divided by annual and Q3 2023 LTM adjusted EBITDA; see appendix for reconcil iat ions of free cash flow and adjusted EBITDA to the most directly comparable GAAP measures (3) Excluding the impact of $491M of tax and interest payments related to a dispute between Canadian and U.S. tax authorities dat ing back to the early 2000s; the Company has filed amended tax returns in the U.S. seeking refunds of related taxes paid (4) Excluding the impact of $344M of tax and interest payments related to a dispute between Canadian and U.S. tax authorities dat ing back to the early 2000s; the Company has filed amended tax returns in the U.S. seeking refunds of related taxes paid 14.0% (4) (4)

7 0 5 10 15 20 25 30 35 40 Jan-23 Jul-23 Jan-24 Jul-24 The data and information provided by Wood Mackenzie should not be interpreted as advice and you should not rely on it for any pu rpose. You may not copy or use this data and information except as expressly permitted by Wood Mackenzie in writing. To the fullest extent permitted by law, Wood Mackenzie accepts no responsibility for your use of this d ata and information except as specified in a written agreement you may have entered into with Wood Mackenzie for the provision of such data and information Global Energy Price 2023 - 2024F Henry Hub natural gas TTF natural gas Chinese anthracite coal JKM natural gas USD per MMBtu 0 100 200 300 400 500 USD per Metric Ton (MT) North American Production Margin Advantage (1) Ammonia (2) Urea TTF Anthracite (3) 2023F 2024F Versus: TTF Anthracite (3) (1) Advantage per MT based on annualized costs including settled feedstock prices through September 2023 and from October 2023 to De cember 2024 based on forward curve and projections as of October 23, 2023; Coal MMBtu price includes efficiency factor of 1.3 (additional coal requires hydrogen yie ld equivalent to feedstock natural gas) (2) North American production assumed to be 37.2 MMBtu per MT of ammonia for feedstock and fuel, European production assumed at 3 7.8 MMBtu per MT for feedstock and fuel, Chinese production assumed to be 1.2 MT of coal and 1300 KWH for feedstock and power (3) Forecast Chinese anthracite coal prices are derived from thermal prices in Wood Mackenzie’s China Coal Short Term Outlook Œ Note: dotted lines represent forward price curves Source: ICE, Bloomberg, SX Coal, Wood Mackenzie, CF Analysis 2023F 2024F 2023F 2024F 2023F 2024F Forward global energy curves suggest attractive margin opportunities for CF’s cost - advantaged network Forward spread HH vs TTF ~$13/MMBtu

8 0 2 4 6 8 10 2019 2020 2021 2022 2023F 0 2 4 6 8 10 2019 2020 2021 2022 2023F Nitrogen market has tightened since June 2023 Sources: Industry Publications, CRU Urea Market Outlook as of October 30, 2023, India DOF, FAI, Trade Data Monitor, CF Analysis India Imports Million metric tons Brazil Imports Million metric tons Supply/Demand Dynamics Substantial imports needed by Brazil & India Despite lower domestic prices, Chinese urea export restrictions continue to limit volumes available for trade Production economics in Europe will remain challenging due to higher forecast natural gas prices; facilities continue to favor importing ammonia for upgraded products Nitrogen supply impacted by insufficient levels of natural gas in Trinidad and i ntermittent natural gas curtailments imposed by the Egyptian government ~ 3 - 4 M tons ~ 4 - 5M tons 0 1 2 3 4 5 6 2019 2020 2021 2022 2023F China Urea Exports Jan - Sep Total FY ‘23 ~3 - 4M tons Million metric tons Jan - Sep Jan - Sep Oct - Dec Oct - Dec Oct - Dec Jan - Sep Jan - Sep

9 Capital management strategy focused on growing shareholder participation in our free cash flow *Last twelve months of share repurchases and dividends through September 30, 2023 Emphasis on opportunistic share repurchases Executing $3 billion share repurchase program, which was authorized by the Board in November 2022 Target clean energy projects with returns above cost of capital High - quality, clean energy investments in motion with global industry leaders LTM ~$900 M returned to shareholders* Agreement to purchase Waggaman ammonia production complex Blue & green ammonia projects Evaluating DEF & Nitric Acid production expansion Return capital to shareholders Inorganic growth opportunities Invest in high return projects within our network Disciplined growth initiatives & clean energy 9

10 Significant initiatives underway to meet our targets Clean Energy Growth Expected project completion Purchased 2.2 billion cubic feet of natural gas certified by MiQ Donaldsonville green ammonia Electrolyzer being installed Completed Donaldsonville blue ammonia Engineering activities ongoing Blue ammonia JV w/Mitsui FEED study expected completion late 2023 (FID TO FOLLOW ) Estimated completion (~4 YEARS FROM FID) JERA clean ammonia supply LOTTE CHEMICAL clean ammonia supply Signed MOU Potential supply of up to ~500k metric tons/year of clean ammonia to JERA Potential supply of clean ammonia into South Korea PROJECTS Signed MOU POSCO ATR ammonia facility FEED study Estimated completion (~4 YEARS FROM FID) Decarbonization Inorganic Growth Agreement to purchase (PENDING FTC REVIEW) Waggaman ammonia production facility Agreement to initiate ATR FEED study ( EXPECTED COMPLETION 2H 2024 ) 2025 project start - up

11 Donaldsonville Green Ammonia Electrolysis Project North America’s first commercial scale green ammonia capacity Thyssenkrupp’s 20MW Alkaline Water Electrolyzer Capacity of 20,000 tons of green ammonia per year CF engineering team gaining direct experience on commercial scale electrolysis: - modular design and construction - electrolyzer operations and maintenance - ammonia plant integration Expected to be mechanically complete by end of 2023

Appendix

13 Pricing Supply/Demand Energy Differentials Global nitrogen market expected to remain favorable for remainder of 2023 and into 2024 Robust global demand along with lower production due to global turnaround activity and continued challenging natural gas fundamentals in key regions, such as Europe and Trinidad, tightened the global nitrogen - supply demand balance, supporting an increase in global nitrogen prices late in the third quarter North American channel inventories remain below average due to lower import levels and higher export volumes year - to - date Europe unfavorable producer economics driven by higher forecast natural gas prices in the region continue to favor nitrogen imports Chinese urea exports are expected to be lower as the Chinese government reinstated measures to limit exports Russian exports of ammonia remain lower while other nitrogen products are at pre - war levels India urea demand is expected to remain stable, underpinned by robust agricultural production Brazil demand for urea is expected to be strong through its growing season supported by high planted corn acres and healthy farm incomes Energy differentials between North America and marginal producers in Europe and Asia remain well - above historical levels Forward energy curves continue to suggest that these wider differentials will persist for an extended period Estimated 20 - 30% of European ammonia capacity curtailed as production costs driven by energy costs remain higher than global ammonia spot prices Global nitrogen cost curve will remain supportive of significant margin opportunities for low - cost North American producers

14 Global grain stocks - to - use expected to approach five - year average by end of the 2024 growing season (1) Crop futures prices represent Marketing Year (September – August) average daily settlement of the front month future contracts f or 2011/12 through 2022/23. 2023/24F represents actual futures settlements through September 2023 and the forward curve through August 2024. Source: USDA, CME, CF Analysis Global Coarse Grains Stocks - to - Use Ratio vs Corn Futures Prices (1) Percent $0 $1 $2 $3 $4 $5 $6 $7 0% 2% 4% 6% 8% 10% 12% 14% 16% World ex-China Crop Futures Price (RHS) USD per Bushel Global Oilseeds Stocks - to - Use Ratio vs Soybean Futures Prices Percent $0 $2 $4 $6 $8 $10 $12 $14 $16 0% 5% 10% 15% 20% 25% 30% World ex-China Crop Futures Price (RHS) USD per Bushel

15 (1) Source of data: December 16, 2022 CRU Ammonia Database (2) Represents CF Industries historical North American production and CRU’s capacity estimates for CF Industries (3) Calculated by removing CF Industries’ annual reported production and capacity from the CRU data for all North American ammoni a p roduction peer group (4) ~0.9 million tons represents the difference between CF Industries’ actual trailing 5 - year average ammonia production of 9.2 mill ion tons at 96% of capacity utilization and the 8.3 million tons CF Industries would have produced if operated at the 86% CRU North American benchmark excluding CF Industries Note: CRU North American peer group includes AdvanSix , Austin Powder (US Nitrogen), Carbonair , CF Industries, Chevron, CVR Partners, Dakota Gasification Co, Dyno Nobel, Fortigen , Incitec Pivot, Koch Industries, LSB Industries, LSB Industries/Cherokee Nitrogen, Mississippi Power, Mosaic, Nutrien , OCI N.V., RenTech Nitrogen, Sherritt International Corp, Shoreline Chemical, Simplot, Yara International North American Ammonia Percent of Capacity Utilization (1) 5 - Year Rolling Avg. Percent of Capacity CF’s 10% greater capacity utilization yields an additional ~0.9 million tons of ammonia annually (4) Outstanding safety performance drives industry leading production capacity utilization 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2011 2014 2017 2020 Q3 '23 Total injuries per 200,000 work hours Total Recordable Incident Rate BLS Fertilizer Manufacturing CF Industries As of September 30, 2023, the 12 - month rolling average recordable incident rate was 0.51 per 200,000 work hours 97% 96% 96% 85% 84% 86% 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% Five Years Ending 2020 Five Years Ending 2021 Five Years Ending 2022 CF North America (2) North America Excl. CF (3)

16 2.6 6.0 (1) 6.0 6.1 6.6 (2) 6.6 7.0 (3) 8.1 (4) 8.1 8.2 (5) 8.2 8.2 8.2 7.9 (6) 7.4 (7) 8.2 (9) All N production numbers based on year end figures per 10 - K filings. (1) Beginning in 2010 includes capacity from Terra Industries acquisition (2) Beginning in 2013 includes incremental 34% of Medicine Hat production to reflect CF acquisition of Viterra's interests (3) Beginning in 2015 includes incremental 50% interest in CF Fertilisers UK acquired from Yara (4) Beginning in 2016 excludes nitrogen equivalent of 1.1 million tons of urea and 0.58 million tons of UAN under CHS supply agreement and includes expansion project capacity at Donaldsonville and Port Neal (5) Beginning in 2018 includes incremental 15% of Verdigris production to reflect CF’s acquisition of publicly traded TNH units (6) Decrease in production capacity due to Ince plant closure (7) Decrease in production capacity due to Billingham NH3 plant closure (8) Share count based on end of period common shares outstanding; share count prior to 2015 based on 5 - for - 1 split - adjusted shares (9) Includes, in addition to Q3 2023 production volume, the 880,000 tons of ammonia per year nameplate production capacity of the Waggaman ammonia production complex that CF has agreed to acquire, subject to regulatory approval and other closing conditions Production Capacity (M nutrient tons) Annual Nitrogen Equivalent Tons per 1,000 Shares Outstanding CF Industries’ Nitrogen Volumes and Shares Outstanding as of September 30, 2023 Million Shares Outstanding (8) 2009 – 3Q 2023 Nitrogen per share CAGR: 9 .8% 11 17 18 19 24 27 30 35 35 37 38 39 40 41 39 43 0 50 100 150 200 250 300 350 400 0 5 10 15 20 25 30 35 40 45 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3'23 Q3'23 (9) (7) Capacity growth coupled with share repurchases continue to drive nitrogen participation per share… + Waggaman

17 $1,631 1,497 1,505 1,231 2,873 3,855 2,862 (473) (422) (404) (309) (514) (453) (445) (131) (139) (186) (174) (194) (619) (459) $1,027 936 915 748 2,165 2,783 1,958 233 223 216 214 208 196 191 LTM Free Cash Flow (millions) CF Industries’ Free Cash Flow and Shares Outstanding as of period - end Shares Outstanding (millions) 0 50 100 150 200 250 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2017 2018 2019 2020 2021 2022 Q3 2023 LTM …resulting in strong free cash flow participation End of period shares outstanding Cash from Operations Capital expenditures Distributions to noncontrolling interests Free Cash Flow (millions) Non - GAAP reconciliation: Cash from Operations to Free Cash Flow (2) (1) 2017 free cash flow includes a federal tax refund of $815M as a result of the claim to carry back the Company’s 2016 federal net operating loss to prior income tax years (2) For FY 2022 and Q3 2023 LTM, free cash flow includes $491M and $344M, respectively, of tax and interest payments related to a di spute between Canadian and U.S. tax authorities dating back to the early 2000s; the Company has filed amended tax returns in the U.S. seeking refunds of related tax es paid (1) Canada/US tax matter (2) (2)

18 CF Industries Adjusted EBITDA sensitivity table Table illustrates the CF Industries business model across a broad range of industry conditions $50/ton urea realized movement implies ~$700M change in Adjusted EBITDA on an annual basis (1) Based on 2022 sales volumes of approximately 18.3 million product tons, 2022 gas consumption of 331 million MMBtus and 2022 n itr ogen product sales price relationships for Ammonia, Urea, AN, and Other and 2021 - 2022 average nitrogen product sales relationship for UAN. Changes in product prices and gas costs are not applied to the CHS minority interest or industrial contracts where CF Industries is naturally hedged against changes in product prices and gas c ost s (2) Assumes that a $50 per ton change in urea prices is also applied proportionally to all nitrogen products and is equivalent to a $34.78 per ton change in UAN price, $36.96 per ton change in AN price, $89.14 per ton change in ammonia price, and $21.20 per ton change in the price of the Other segment Adjusted EBITDA Sensitivity to Natural Gas and Urea Prices (1) $ billions CF Realized Natural Gas Cost ($/MMBtu) CF Realized Urea Price ($/ton) (2) 2.00 2.50 3.00 3.50 4.00 4.50 5.00 $300 $2.2 $2.0 $1.9 $1.8 $1.6 $1.5 $1.4 $350 $2.9 $2.7 $2.6 $2.5 $2.3 $2.2 $2.1 $400 $3.6 $3.4 $3.3 $3.2 $3.0 $2.9 $2.8 $450 $4.3 $4.1 $4.0 $3.9 $3.7 $3.6 $3.5 $500 $5.0 $4.8 $4.7 $4.6 $4.4 $4.3 $4.2 $550 $5.6 $5.5 $5.4 $5.3 $5.1 $5.0 $4.9 $600 $6.3 $6.2 $6.1 $6.0 $5.8 $5.7 $5.6

19 Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA In millions Q3 2023 Q3 2022 9M 2023 9M 2022 Net earnings $ 230 $ 538 $ 1,486 $ 2,928 Less: Net earnings attributable to noncontrolling interest (66) (100) (235) (442) Net earnings attributable to common stockholders 164 438 1,251 2,486 Interest (income) expense – net (6) 34 — 313 Income tax provision 23 155 326 913 Depreciation and amortization 213 221 640 652 Less other adjustments: Depreciation and amortization in noncontrolling interest (21) (21) (63) (65) Loan fee amortization (1) (1) (1) (3) (3) EBITDA $ 372 $ 826 $ 2,151 $ 4,296 Unrealized net mark - to - market loss (gain) on natural gas derivatives 7 11 (65) (39) Loss on foreign currency transactions, including intercompany loans 7 27 5 38 U.K. long - lived and intangible asset impairment — 87 — 239 U.K. operations restructuring 5 8 7 18 Transaction costs related to acquisition agreement 11 — 27 — Impairment of equity method investment in PLNL 43 — 43 — Pension settlement loss — 24 — 24 Loss on debt extinguishment — — — 8 Total adjustments 73 157 17 288 Adjusted EBITDA $ 445 $ 983 $ 2,168 $ 4,584 (1) Loan fee amortization is included in both interest expense – net and depreciation and amortization

20 Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA, continued In millions Q3 2023 LTM FY 2022 FY 2021 Net earnings $ 2,495 $ 3,937 $ 1,260 Less: Net earnings attributable to noncontrolling interest (384) (591) (343) Net earnings attributable to common stockholders 2,111 3,346 917 Interest (income) expense – net (34) 279 183 Income tax provision 571 1,158 283 Depreciation and amortization 838 850 888 Less other adjustments: Depreciation and amortization in noncontrolling interest (85) (87) (95) Loan fee amortization (1) (4) (4) (4) EBITDA $ 3,397 $ 5,542 $ 2,172 Unrealized net mark - to - market loss on natural gas derivatives 15 41 25 (Gain) loss on foreign currency transactions, including intercompany loans (5) 28 6 U.K. goodwill impairment — — 285 U.K. long - lived and intangible asset impairment — 239 236 U.K. operations restructuring 8 19 — Transaction costs related to acquisition agreement 27 — — Impairment of equity method investment in PLNL 43 — — Unrealized gain on embedded derivative liability (14) (14) — Pension settlement loss and curtailment gains – net (7) 17 — Loss on debt extinguishment — 8 19 Total adjustments 67 338 571 Adjusted EBITDA $ 3,464 $ 5,880 $ 2,743 (1) Loan fee amortization is included in both interest expense – net and depreciation and amortization

21 Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA, continued In millions FY 2020 FY 2019 FY 2018 Net earnings $ 432 $ 646 $ 428 Less: Net earnings attributable to noncontrolling interests (115) (153) (138) Net earnings attributable to common stockholders 317 493 290 Interest expense – net 161 217 228 Income tax provision 31 126 119 Depreciation and amortization 892 875 888 Less other adjustments: Depreciation and amortization in noncontrolling interests (1) (80) (82) (87) Loan fee amortization (2) (5) (9) (9) EBITDA $ 1,316 $ 1,620 $ 1,429 Unrealized net mark - to - market (gain) loss on natural gas derivatives (6) 14 (13) COVID impact: Special COVID - 19 bonus for operational workforce 19 — — COVID impact: Turnaround deferral (3) 7 — — Loss (gain) on foreign currency transactions, including intercompany loans 5 (1) (5) Engineering cost write - off (4) 9 — — Loss on sale of surplus land 2 — — Gain on sale of Pine Bend facility — (45) — Property insurance proceeds (5) (2) (15) (10) Costs related to acquisition of TNCLP units — — 2 PLNL tax withholding charge (6) — 16 — Loss on debt extinguishment — 21 — Total adjustments 34 (10) (26) Adjusted EBITDA $ 1,350 $ 1,610 $ 1,403 (1) For the year ended December 31, 2019, amount relates only to CF Industries Nitrogen, LLC (CFN). For the year ended December 31, 2018, amount includes CFN and Terra Nitrogen Company, L.P. (TNCLP), as we purchased the remaining publicly traded common units of TNCLP on April 2, 2018 (2) Loan fee amortization is included in both interest expense – net and depreciation and amortization (3) Represents expense incurred due to the deferral of certain plant turnaround activities as a result of the COVID - 19 pandemic (4) Represents costs written off upon the cancellation of a project at one of our nitrogen complexes (5) Represents proceeds related to a property insurance claim at one of the Company’s nitrogen complexes (6) Represents a charge in the year ended December 31, 2019 on the books of Point Lisas Nitrogen Limited (PLNL), the Company’s Trinidad joint venture for a tax withholding matter; amount reflects our 50 percent equity interest in PLNL

22 (1) For FY 2022 and Q3 2023 LTM, includes the impact of $491M and $344M, respectively, of tax and interest payments made in the second half of 2022 related to a dispute between Canadian and U.S. tax authorities dating back to the early 2000s; For FY 2022, cash provided by operating activities, free cash flow, free cash flow yield and free cash flow to adjusted EBITDA conversion excluding the impact of such $491M is equal to $4.35B, $3.27B, 19.6% and 56%, respectively. For Q3 2023 LTM, cash provided by operating activities, free cash flow, free cash flow yield and free cash flow to adjusted EBITDA conversion excluding the impact of such $344M is equal to $3.21B, $2.30B, 14.0% and 66%, respectively. The Company has filed amended tax returns in the U.S. seeking refunds of related taxes paid. (2) Represents annual and Q3 2023 LTM free cash flow divided by market value of equity (market cap) as of December 31 st for each year and September 30 th for Q3 2023 LTM (3) Source : FactSet (4) Represents annual and Q3 2023 LTM free cash flow divided by annual and Q3 2023 LTM adjusted EBITDA Non - GAAP: reconciliation of cash from operations to free cash flow and free cash flow yield In millions, except percentages, share price, and ratios FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Q3 2023 LTM Cash provided by operating activities (1) $ 1,497 $ 1,505 $ 1,231 $ 2,873 $ 3,855 $ 2,862 Capital expenditures (422) (404) (309) (514) (453) (445) Distributions to noncontrolling interests (139) (186) (174) (194) (619) (459) Free cash flow (1) $ 936 $ 915 $ 748 $ 2,165 $ 2,783 $ 1,958 Free cash flow yield (1)(2) 9.7% 8.9% 9.0% 14.7% 16.7% 11.9 % Shares outstanding as of period end 222.8 216.0 214.0 207.6 195.6 191.1 Share price as of period end — US dollars (3) 43.51 47.74 38.71 70.78 85.20 85.74 Market Cap $ 9,694 $ 10,312 $ 8,284 $ 14,694 $ 16,665 $ 16,385 Adjusted EBITDA 1,403 1,610 1,350 2,743 5,880 3,464 Free cash flow to Adjusted EBITDA conversion (1)(4) 67% 57% 55% 79% 47% 57%